UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  April 12, 2004


                               AEGIR VENTURES, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-50141
                           (Commission File Number)

                                     none
                     (I.R.S. Employer Identification No.)

                  Tianzhu Export Processing Zone, Shunyi District,
			   Beijing, China 10131
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (86-10) 8041-1315

                                      n/a
         (Former name or former address, if changed since last report)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

	On April 12, 2004, Bio-Bridge Science (Cayman) Corporation ("Bio-Bridge") acquired 2,240,000 common stocks owned by TC Weng. The total consideration paid by Bio-Bridge for the shares was forty thousand dollars (US$40,000). Bio-Bridge used working capital fund to purchase the shares. Before to this transaction there was no relationship between Bio-Bridge and the Company or TC Weng nor did Bio Bridge own any securities of the Company. Bio-Bridge now owns 100% of the issued and outstanding shares of the Company.

ITEM 5. OTHER EVENTS

	As a result of the transaction as described under Item 2 above, the Company has relocated its offices to Tianzhu Export Processing Zone, Shunyi District,
Beijing, China 101312, and its new telephone number is (86-10) 8041-1315.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

	Annual financial statements of the registrant was previously filed pursuant to Form 10-KSB under SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934. Quarterly as well as Pro-forma financial statements will be filed within 60 days.




                            SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized. AEGIR VENTURES, INC.

By:

/s/ Mingjin Yu 				Date: April 26, 2004
------------------
Name: Mingjin Yu
Title: President